143*P1
146*P1
                        SUPPLEMENT DATED NOVEMBER 1, 1998
                             TO THE PROSPECTUSES OF
                 FRANKLIN U.S. TREASURY MONEY MARKET PORTFOLIO AND FRANKLIN U.S. GOVERNMENT AGENCY MONEY MARKET FUND
                             DATED NOVEMBER 1, 1998

After the close of business on November 2, 1998, the Franklin U.S. Treasury Money Market Portfolio and the Franklin U.S. Government Agency Money Market Fund will be closed to new investors. If you are a shareholder of record as of the close of business on November 2, 1998, you may continue to add to your account by purchasing additional shares until the close of business on November 12, 1998. In addition, you may continue to add to your account by purchasing additional shares through the reinvestment of dividends until November 18, 1998. The Franklin U.S. Treasury Money Market Portfolio and the Franklin U.S. Government Agency Money Market Fund will liquidate on November 19, 1998.


                 Please keep this supplement for future reference.